UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/26/2012

BMC Software, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16393

Delaware	74-2126120
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2101 CityWest Blvd.
Houston, TX 77042-2827
(Address of principal executive offices, including zip code)

713-918-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2012, the Compensation Committee approved, and on April 27, 2012, the independent members of the Board of Directors also approved, the following executive compensation matters related to the Company's named executive officers:

1. The performance measures were established for fiscal 2013 for the Company's Short-Term Incentive Compensation Plan. For fiscal 2013, for Robert E. Beauchamp and Stephen B. Solcher, 60% of their annual incentive will be based on whether and the extent to which the Company achieves quarterly total bookings targets and 40% will be based on whether and the extent to which the Company achieves quarterly operating margin targets. For William D. Miller, 20% of his annual incentive will be based on whether and the extent to which the Company achieves quarterly total bookings targets, 40% will be based on whether and the extent to which our mainframe service management ("MSM") business unit achieves quarterly bookings targets and 40% will be based on whether and the extent to which our MSM business unit achieves quarterly operating margin targets. The actual bonus payments under such awards may be less than or greater than the target amounts depending on whether and the extent to which the goals upon which such bonuses are based are achieved.

2. An executive compensation clawback policy was adopted. The clawback policy, a copy of which is filed as an exhibit to this Current Report, provides that in the event of any fraud or intentional misconduct by one or more of our executive officers that results in a required financial reporting restatement, then the Board of Directors (or an appropriate committee or committees of the Board, as may be designated by the Board) shall review the circumstances that caused the restatement and shall take such action as it deems appropriate to prevent its recurrence, which may include requiring the reimbursement of certain cash-based incentive compensation as provided in the policy. The clawback policy will apply to any cash-based incentive compensation paid to an executive officer from and after the date he or she first signs the required consent to the policy and during the three-year period preceding the date on which the Company is required to prepare an accounting restatement.

Item 9.01.    Financial Statements and Exhibits

Exhibits

10.14    BMC Software, Inc. Clawback Policy and form of Consent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

Date: May 01, 2012	By:	/s/ Christopher C. Chaffin
Christopher C. Chaffin
Vice President, Deputy General Counsel & Asst. Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.14	BMC Software, Inc. Clawback Policy and form of Consent